Reinsurance	12 Months Ended
Dec. 31, 2015
Reinsurance

9. Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

As of December 31, 2015 and 2014, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of
$2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $185.4 million and $189.9 million as of December 31, 2015 and 2014, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2015, premiums and contract charges of $7.1 million, contract benefits of $1.4 million, interest credited to contractholder funds of $4.5 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In 2014, premiums and contract charges of $8.2 million, contract benefits of $1.4 million, interest credited to contractholder funds of $5.2 million, and operating costs and expenses of $1.3 million were ceded to Prudential. In 2013, premiums and contract charges of $9.0 million, contract benefits of $11.0 million, interest credited to contractholder funds of $5.5 million, and operating costs and expenses of $1.5 million were ceded to Prudential. In addition, as of December 31, 2015 and 2014 the Company had reinsurance recoverables of $114 thousand and $22 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2015, the gross life insurance in force was $40.61 billion of which $572.7 million and $9.01 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2015	2014	2013
Direct	$158,836	$155,439	$155,193
Assumed - non-affiliate	741	830	835
Ceded
Affiliate	(1,379)	(2,238)	(3,961)
Non-affiliate	(20,032)	(21,515)	(23,140)

Premiums and contract charges, net of reinsurance	$138,166	$132,516	$128,927

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2015	2014	2013
Direct	$226,424	$227,796	$213,437
Assumed - non-affiliate	1,088	381	1,008
Ceded
Affiliate	(7,998)	(8,363)	(6,440)
Non-affiliate	(15,920)	(6,535)	(4,288)

Contract benefits, net of reinsurance	$203,594	$213,279	$203,717

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2015	2014	2013
Direct	$113,166	$123,747	$135,354
Assumed - non-affiliate	16	15	25
Ceded
Non-affiliate	(4,545)	(5,158)	(5,468)

Interest credited to contractholder funds, net of reinsurance	$108,637	$118,604	$129,911

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.4 million, $3.4 million and
$3.5 million in 2015, 2014 and 2013, respectively, under the terms of the structured settlement annuity reinsurance agreement
(see Note 4).